UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  OCTOBER 14, 2004
                                                       -------------------------

                              SEACOR HOLDINGS INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                1-12289                               13-3542736
--------------------------------------------------------------------------------
       (Commission File Number)            (IRS Employer Identification No.)

        11200 RICHMOND, SUITE 400
           HOUSTON, TEXAS                               77082
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)            (Zip Code)

                                 (281) 899-4800
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On October 14, 2004, SEACOR Holdings Inc. (the "Company") entered into a Stock Purchase Agreement (the "Agreement") with Rowan Companies, Inc. ("Seller") and Era Aviation, Inc. ("Era"), pursuant to which the Company agreed to purchase from Seller all outstanding shares of capital stock of Era, for a cash purchase price of $118,125,000, subject to adjustment. Era is engaged in the business of (i) providing contract and charter helicopter and fixed-wing aviation services and (ii) operating a scheduled regional airline service in Alaska.

         A copy of the Agreement is attached to this current report on Form 8-K as Exhibit 10.1 and a copy of the Company's press release dated October 14, 2004 is attached to this current report on Form 8-K as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)         Exhibits.

10.1 Stock Purchase Agreement, among Rowan Companies, Inc., Era Aviation, Inc. and SEACOR Holdings Inc., dated as of October 14, 2004.

99.1        Press release dated October 14, 2004.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SEACOR Holdings Inc.


                                      By: /s/ Randall Blank
                                         ---------------------------------------
                                         Name:   Randall Blank
                                         Title:  Executive Vice President




Date: October 15, 2004

                                 EXHIBIT INDEX

     EXHIBIT NO.                      DESCRIPTION

        10.1 Stock Purchase Agreement, among Rowan Companies, Inc., Era Aviation, Inc. and SEACOR Holdings Inc., dated as of October 14, 2004.


        99.1        Press release dated October 14, 2004.